                                                                    Exhibit 99.3

N E W S  B U L L E T I N

         FROM:


The Financial Relations Board
-----------------------------
 B S M G  W O R L D W I D E




                                                               [LOGO] Sizzler(R)

                                          RE:  SIZZLER INTERNATIONAL, INC.
                                               6101 W. Centinela Ave., Suite 200
                                               Culver City, CA 90230
                                               (310) 568-0135
                                               NYSE: SZ

-------------------------------------------------------------------------------------------------------------------------
AT THE COMPANY:                                                 AT THE FINANCIAL RELATIONS BOARD:
Charles Boppell                Kim Forster                      Haris Tajyar               Tricia Ross
President and CEO              Vice President, Planning         General Information        Investor Contact
(310) 568-0135                 (310) 568-0135                  (310) 442-0599             (310) 442-0599
-------------------------------------------------------------------------------------------------------------------------



FOR IMMEDIATE RELEASE
Thursday, August 30, 2001


           SIZZLER CHANGES NAME TO WORLDWIDE RESTAURANT CONCEPTS, INC.

Name Change Reflects Company's Position as a Multi-National and Multi-Concept Company


CULVER CITY, CA--August 30, 2001--Sizzler International, Inc. (NYSE: SZ) announced yesterday at its annual shareholders' meeting that the company will change its name to Worldwide Restaurant Concepts, Inc., effective Tuesday, September 4. The company's ticker symbol on the New York Stock Exchange will remain "SZ". With the company's Sizzler(R) operations in the U.S. and Asia, KFC(R) restaurants in Australia, and Pat & Oscar's(SM) in California and Arizona, the new name more accurately reflects the company's international presence and position as a multi-national, multi-concept restaurant company.

"We are pleased with the success of our re-imaging program for U.S. Sizzler(R) restaurants and with the continued growth of our international Sizzler(R) operations. However, the addition last year of Pat & Oscar's(SM) restaurants as a division of the company and our continuing strong Australian KFC(R) operations, take us well beyond the Sizzler name and operations," said Charles Boppell, President and CEO of Sizzler International. "We are continuing to make significant gains with our business strategy and believe the change to Worldwide Restaurant Concepts truly captures the brand and geographic diversity of the company," concluded Mr. Boppell.






                                    -more-

Financial Relations Board, Inc. serves as financial relations counsel to this company is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and it is not to be construed as an offer to buy or sell securities.

Sizzler International, Inc.
Page 6 of 6


Business Overview

Following is an overview of the three concepts that make up Worldwide Restaurant Concepts, Inc.:

-----------------------------------------------------------------------------------------------
      Brand                  Restaurants                    Locations
-----------------------------------------------------------------------------------------------
Sizzler(R)                97 company owned          17 states, 2 U.S. territories, and 9
                          247 franchise             countries

KFC(R)                    105 company owned         Australia, principally Queensland

Pat & Oscar's(SM)         11 company owned          Southern California and Phoenix, AZ
-----------------------------------------------------------------------------------------------

To the extent that certain statements contained in this document may be deemed under federal securities laws to be forward-looking statements, Sizzler intends that they be subject to the safe-harbor applicable to forward-looking statements under such laws.